SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549



                                FORM 8-K

                             CURRENT REPORT



                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported):  January 7, 1998




                      BANYAN STRATEGIC REALTY TRUST
         ------------------------------------------------------
         (Exact name of Registrant as specified in its charter)



  Massachusetts                 0-15465                  36-3375345
(State of or other         (Commission File            (I.R.S. Employer
 jurisdiction of                Number)                Identification
 incorporation)                                            Number)



150 South Wacker Drive, Suite 2900, Chicago, IL             60606
(Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code      (312) 553-9800



This document consists of 4 pages.

ITEM 5.    OTHER INFORMATION

      On January 7, 1998, the Trust issued a Press Release, a copy of which is attached hereto as Exhibit (99.5) and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)  Financial Statements.  Not applicable.

      (b)  Pro Forma Financial Information.  Not applicable.

      (c)  Exhibits

           EXHIBIT NUMBER         DESCRIPTION

           Exhibit (99.5)         Press Release dated January 7, 1998

                               SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  January 13, 1998           BANYAN STRATEGIC REALTY TRUST
                                        (Registrant)




                                  By:   /s/ JOEL L. TEGLIA
                                        ---------------------
                                        Joel L. Teglia
                                        Vice President,
                                        Chief Financial and
                                        Accounting Officer